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                                                                    Exhibit 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference (i) in the Registration Statement (Form S-8 No. 33-16648) pertaining to the Birmingham Steel Corporation 1986 Stock Option Plan; (ii) in the Registration Statement (Form S-8 No. 33-23563) pertaining to the Birmingham Steel Corporation 401(k) Plan; (iii) in the Registration Statement (Form S-8 No. 33-30848) pertaining to the Birmingham Steel Corporation 1989 Non-Union Stock Option Plan; (iv) in the Registration Statement (Form S-8 No. 33-41595) pertaining to the Birmingham Steel Corporation 1990 Management Incentive Plan; (v) in the Registration Statement (Form S-8 No. 33-51080) pertaining to the Birmingham Steel Corporation 1992 Non-Union Employee's Stock Option Plan; (vi) in the Registration Statement (Form S-8 No. 33-64069) pertaining to the Birmingham Steel Corporation 1995 Stock Accumulation Plan; (vii) in the Registration Statement (Form S-8 No. 333-34291) pertaining to the Birmingham Steel Corporation 1996 Director Stock Option Plan; and (viii) in the Registration Statement (Form S-8 No. 333-46771) pertaining to the Birmingham Steel Corporation 1997 Management Incentive Plan; (ix) in the Registration Statement (Form S-8 No. 333-90365) pertaining to the Birmingham Steel Corporation 1999 Director Compensation Plan; (x) in the Registration Statement (Form S-8 No. 333-57048) pertaining to Birmingham Steel Corporation 2000 Management Incentive Plan; and (xi) in the Registration Statement (Form S-8 No. 333-57032) pertaining to the Birmingham Steel Corporation 2000 Director Stock Option Plan of our report dated August 6, 2001, except for Note 2, as to which the date is September 17, 2001, with respect to the consolidated financial statements and schedule of Birmingham Steel Corporation, included in the Annual Report (Form 10-K) for the year ended June 30, 2001.

                                            /s/  Ernst & Young LLP

Birmingham, Alabama
October 15, 2001